Execution Copy
Exhibit 10.42

FOURTH AMENDMENT TO THE
ENBRIDGE SUPPLEMENTAL PENSION PLAN FOR UNITED STATES EMPLOYEES
(As Amended and Restated Effective January 1, 2005)

Pursuant to Section 8.1 of the Enbridge Employee Services, Inc. Employees' Supplemental Plan, as amended (the "Supplemental Plan"), and the authority delegated to it by the Board of Directors of Enbridge Employee Services, Inc. (the "EESI Board"), the Human Resources & Compensation Committee of the Enbridge Inc. Board of Directors (the "HRCC") has approved, confirmed, and adopted this Fourth Amendment at a meeting of the HRCC held on the 31st day of July 2018, at which a quorum was present.
1.Effective as of January 1, 2019, Section l.l(ee) of the Supplemental Plan is hereby deleted and replaced, in its entirety, with the following new Section 1.1(ee):

(ee) "Senior Management Employee" means an employee of a Participating Company who is employed in a position of Director or above which exceeds the minimum job classification rating for the Company as prescribed by the President and Chief Executive Officer of Enbridge Inc. In order to be a "Senior Management Employee," an employee must be a "member of a select group of management or highly compensated employees" within the meaning such phrase under Sections 201(2), 301(a)(3), and 40l(a)(l) of ERISA.
2.Effective as of January 1, 2019, Section 1.1 of the Supplemental Plan is hereby amended to add the following new Section 1.1(nn) at the end thereof
(nn) "Participating Company" means the Company; Spectra Energy Corp; Spectra Energy Operating Company, LLC; and PanEnergy Services, Limited Partnership.
As amended hereby, the Supplemental Plan is hereby specifically ratified and reaffirmed in its entirety.
To record this Fourth Amendment, the undersigned delegate of the HRCC, pursuant to authorization of the HRCC, hereby confirms and executes the Fourth Amendment on this 20th day of December 2018.

By: /s/ Marc Weil
Marc Weil, VP and Chief HR Officer
on behalf of the
Human Resources & Compensation Committee
of the Enbridge Inc. Board of Directors

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